UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 13, 2026
Date of Report (Date of earliest event reported)
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Elevance Health, Inc.
(Exact name of registrant as specified in its charter)
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Indiana (State or other jurisdiction of incorporation or organization)	001-16751 (Commission File Number)	35-2145715 (I.R.S. Employer Identification Number)
220 Virginia Ave
Indianapolis, IN 46204
(Address of principal executive offices and zip code)
(833) 401-1577
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	ELV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 - Submission of Matters to a Vote of Security Holders
On May 13, 2026, Elevance Health, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"). There were 194,441,339 shares of common stock represented at the Annual Meeting, constituting a quorum. The shareholders of the Company voted as follows on the matters set forth below:

1.Election of Directors. The following nominees for director were elected to serve three-year terms to expire at the Company’s annual meeting of shareholders in 2029 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Gail K. Boudreaux	177,978,713	1,714,229	110,827	14,637,570
Robert L. Dixon, Jr.	174,098,489	5,590,793	114,487	14,637,570
Deanna D. Strable	175,331,822	4,360,980	110,967	14,637,570

2.Advisory vote on the Company’s executive compensation. The advisory vote on the compensation of the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
172,363,616	7,240,619	199,534	14,637,570

3.Ratification of the appointment of Ernst & Young LLP. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified based upon the following votes:

For	Against	Abstain
175,183,332	19,141,697	116,310

4.Shareholder proposal requesting an independent study on the impact of prohibiting corporate contributions to partisan 527 tax-exempt political groups. The shareholder proposal requesting a study on the impact of prohibiting corporate contributions to partisan 527 tax-exempt political groups was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
15,587,160	162,924,290	1,292,319	14,637,570

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of May, 2026.

ELEVANCE HEALTH, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Chief Governance Officer and Corporate Secretary